Concentrations	12 Months Ended
Dec. 31, 2024
Concentrations [Abstract]
CONCENTRATIONS

NOTE 14 — CONCENTRATIONS

Customer concentration risk

For the years ended December 31, 2024, 2023 and 2022, the revenue from the largest customers accounted for 43%, 44%, and 48% of the Company’s total revenue, respectively; the revenue from the second largest customers accounted for 12%, 20%, and 23% of the Company’s total revenue, respectively. As of December 31, 2024 and 2023, the outstanding accounts receivable balance of the largest customers accounted for 42% and 48% of the total accounts receivable, respectively; the outstanding accounts receivable of the second largest customers accounted for 17% and 13% of the total accounts receivable, respectively.

Vendor concentration risk

For the years ended December 31, 2024, 2023 and 2022, purchase from one largest supplier accounted for 20%, 48%, and 50%, of our total purchase, respectively. As of December 31, 2024, the Company had neither an accounts payable balance, nor a prepaid balance with its largest supplier. As of December 31, 2023, the Company had a prepaid balance of $296,976 to its largest supplier, accounted for 29% of the Company’s total prepaid expenses.

Exchange Rate Risks

The Company’s PRC subsidiaries may be exposed to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the U.S. Dollar and the RMB. As of December 31, 2024 and 2023, the RMB denominated cash and cash equivalents amounted to $903,228 and $809,199, respectively.

Concentration of Credit Risks

The Company’s operations are conducted in the People’s Republic of China (“PRC”). As such, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environment in the PRC, as well as by the overall state of the PRC economy. The Company’s operations are subject to specific considerations and significant risks not typically associated with companies operating in North America. These risks include changes in governmental policies regarding laws and regulations, anti-inflationary measures, currency conversion and remittance restrictions, and tax rates and methods, among other factors. Such changes could have a material adverse effect on the Company’s results of operations and financial condition.

Financial instruments that potentially subject the Company to concentrations of credit risk include cash and accounts receivable arising from its normal business activities. The Company places its cash with financial institutions it believes to be creditworthy. All cash is maintained with the banks in the PRC. Under PRC regulations, the maximum insured amount per financial institution per entity is approximately $69,000 (RMB 500,000). As of December 31, 2024 and 2023, the Company’s uninsured cash balances totaled approximately $546,000 and $430,000, respectively. The Company has not experienced any losses related to these bank deposits and believes it is not exposed to significant credit risk with respect to its cash balances.

The Company routinely evaluates the financial condition of its customers and establishes an allowance for doubtful accounts based on expected credit losses and other relevant risk factors. As a result, the Company believes its exposure to credit risk on accounts receivable, beyond the recorded allowance, is not significant.